Exhibit 10.2
Execution Copy
OMNIBUS AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT
AND PURCHASE AND CONTRIBUTION AGREEMENT
(Ferguson Receivables, LLC)
This Omnibus Amendment (this “Amendment”) is entered into by the undersigned parties as of February 10, 2023, and amends the Receivables Purchase Agreement dated as of July 31, 2013, as previously amended, restated, supplemented or modified through the date hereof (the “Receivables Purchase Agreement”), among FERGUSON RECEIVABLES, LLC, a Delaware limited liability company (the “Seller”), FERGUSON ENTERPRISES, LLC (formerly Ferguson Enterprises, Inc.), a Virginia limited liability company (the “Servicer”), the Originators party thereto from time to time, the Conduit Purchasers listed on Schedule I thereto from time to time, the Committed Purchasers listed on Schedule I thereto from time to time, the LC Banks listed on Schedule III thereto from time to time, the Facility Agents listed on Schedule I thereto from time to time, ROYAL BANK OF CANADA, as the administrative agent (in such capacity, the “Administrative Agent”) and FERGUSON PLC (formerly Wolseley plc), a company incorporated in Jersey and having registration number 128484 (the “Parent”) and the Purchase and Contribution Agreement dated as of July 31, 2013, as previously amended, restated, supplemented or modified through the date hereof (the “Purchase and Contribution Agreement”), between the Seller, Ferguson and the other Originators.
Preliminary Statements
A.The Seller has requested a temporary increase in the permissible 3-month rolling average Delinquency Ratio, and the Facility Agents are willing to grant such request.
B.The Seller and the Servicer have also notified the Administrative Agent and the Facility Agents of changes to the Depositary Accounts and a related Lockbox and have previously obtained, and are currently requesting, the Administrative Agent’s consent to such changes, and the Administrative Agent is willing to evidence, or give, such consent, as applicable.
C.The parties to the Receivables Purchase Agreement and the Purchase and Contribution Agreement desire to enter into this Amendment to evidence their agreement and consent, as applicable, to the foregoing requests.
Defined Terms; References.
Unless otherwise defined in this Amendment, each capitalized term used but not otherwise defined herein has the meaning given such term in, or by reference in, the Receivables Purchase Agreement, as amended by this Amendment. The Receivables Purchase Agreement and the Purchase and Contribution Agreement are sometimes collectively referred to herein as the “Amendment Documents”. Unless the context of this Amendment otherwise clearly requires, references to the plural include the singular, references to the part include the whole and the words “include”, “including” and “includes” shall be deemed to be followed by “without limitation”. Each reference to “hereof”, “hereunder”, “herein” and “hereby”, and similar terms in this Amendment refer to this Amendment as a whole and not to any particular provision of this Amendment. All references to an Amendment Document in any other document or instrument shall be deemed to mean the applicable Amendment Document, as amended by this Amendment. This Amendment shall not constitute a novation of either Amendment Document, but shall constitute an amendment to each of them. The parties hereto agree to be bound by the terms and obligations of the Amendment Documents, as amended by this Amendment.

Now, Therefore, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
I.AMENDMENTS TO RECEIVABLES PURCHASE AGREEMENT
Effective as of the Amendment Effective Date (as defined in Section 4.1 below), the Receivables Purchase Agreement is amended as follows:
    1.1    Amendment of Termination Event Relating to Delinquency Ratio.     The Termination Event specified in Section 8.01(k) of the Receivables Purchase Agreement is hereby deleted in its entirety and replaced with the following:
(k)    3-month rolling average Delinquency Ratio exceeds (i) for each Calculation Period occurring during the period beginning on January 1, 2023 and ending on June 30, 2023, 8.00% and (ii) for each Calculation Period thereafter, 6.50%;
    1.2    Changes of Depositary Accounts and Related Lockbox; Amendment of Schedule II. In accordance with the provisions of Section 4.10(g) of the Receivables Purchase Agreement, the Seller (i) on December 16, 2022, notified the Administrative Agent and the Facility Agents of the addition of a new Depositary Account (Account # 4451748603, the “New Account”) at Bank of America, N.A. (“BofA”) into which Collections of Receivables are being transferred and (ii) hereby notifies the Administrative Agent and the Facility Agents of the closure of a Depositary Account (Account # 4451312424) and related Lockbox (Atlanta, GA LB#744858)) at BofA, into which Collections of Receivables have previously been transferred. The Depositary Account specified in clause (i) of the preceding have been added to the Blocked Account Agreement dated as of July 31, 2013, as amended, among the Seller, the Servicer, BofA, as Depositary Bank, and the Administrative Agent, as Secured Party (the “BofA DACA”) and the Depositary Account and Lockbox specified in clause (ii) of the preceding sentence have been deleted from the BofA DACA. The Administrative Agent hereby ratifies its consent to the addition of the New Account and consents to the closure of the above-specified Depositary Account and related Lockbox and the amendments to the BofA DACA reflecting such changes. Schedule II to the Receivables Purchase Agreement (Schedule of Depositary Banks, Accounts and Lockboxes) is hereby amended by deleting it in its entirety and replacing it with Attachment I hereto.

II.AMENDMENTS TO PURCHASE AND CONTRIBUTION AGREEMENT
Effective as of the Amendment Effective Date (as defined in Section 4.1 below), the Purchase and Contribution Agreement is amended as follows:
2.1    Changes of Depositary Accounts and Related Lockbox; Amendment of Schedule II. Pursuant to this Amendment, the Administrative Agent has ratified its consent to the addition of the New Account held at BofA, into which Collections are being transferred and has consented to the closure of a Depositary Account and related Lockbox held at BofA, into which Collections of Receivables have previously been transferred. Such New Account has been added to the BofA DACA and such closed Depositary Account (Account # 4451312424) and related Lockbox (Atlanta, GA LB#744858) have been deleted from the BofA DACA. The Administrative Agent hereby ratifies its consent to the addition of the New Account and consents to the closure of the above-specified Depositary Account and related Lockbox and the amendments to the BofA DACA reflecting such changes. Schedule II to the Purchase and Contribution Agreement (Schedule of Depositary Banks, Accounts and Lockboxes) is hereby amended by deleting it in its entirety and replacing it with Attachment I hereto.
The foregoing amendments to the Purchase and Contribution Agreement constitute the seventh amendment to the Purchase and Contribution Agreement.
III.REPRESENTATIONS AND WARRANTIES
3.1    In order to induce the Seller, the Facility Agents, the Purchasers and the Administrative Agent to execute, deliver and perform this Amendment, each of the Seller, the Servicer, the Originators and the Parent, as to itself (and, if so specified, its Subsidiaries) hereby represents and warrants to the other parties to this Amendment as of the Amendment Effective Date that:
    (a)    prior to and immediately after giving effect to this Amendment, the representations and warranties of such Person (other than those representations and warranties that were made only on and as of a specified date and then as of such specified date) set forth in the Receivables Purchase Agreement and the Purchase and Contribution Agreement are true and correct in all material respects;
    (b)    this Amendment has been duly authorized, executed and delivered by such Person and constitutes a legal, valid and binding obligation of such Person enforceable in accordance with its terms (subject to usual and customary bankruptcy exceptions); and
    (c)    prior to and immediately after giving effect to this Amendment, no Termination Event or Potential Termination Event exists on and as of the date hereof.
IV.    CONDITIONS TO EFFECTIVENESS
4.1    The effectiveness of this Amendment shall occur on the date (the “Amendment Effective Date”) when the Administrative Agent and the Facility Agents shall have received (i)

duly executed counterparts of this Amendment from each party hereto and (ii) an executed counterpart of the amended BofA DACA referenced in Sections 1.2 and 2.1 of this Amendment.
V.     AFFIRMATION OF RATIFICATION
    5.1    The Parent hereby (a) agrees and acknowledges that the execution, delivery, and performance of this Amendment shall not in any way release, diminish, impair, reduce, or, except as expressly stated herein, otherwise affect its obligations under the Transaction Documents to which it is a party, which Transactions Documents shall remain in full force and effect, (b) ratifies and affirms its obligations under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party, and (c) acknowledges, renews and extends its continued liability under the Receivables Purchase Agreement as amended hereby and the other Transaction Documents to which it is a party.
VI.    MISCELLANEOUS
    6.1    Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Except as expressly amended hereby, each Amendment Document remains in full force and effect in accordance with its terms and this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the other terms, conditions, obligations, covenants or agreements contained in the Amendment Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
6.2     This Amendment and the rights and obligations of the parties under this Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Section 11.17 (Governing Law; Submission to Jurisdiction) of the Receivables Purchase Agreement are hereby incorporated by reference.
    6.3. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Pursuant to Section 11.18 of the Receivables Purchase Agreement, delivery of an Electronic Signature shall be valid and binding to the same extent as a manual, original signature and shall constitute the legal, valid and binding obligation enforceable against such party in accordance with the term herein to the same extent as if manually executed original signature. The parties acknowledge and agree that they may execute this Amendment and any Transaction Document and any variation or amendment to the same, by Electronic Signature. For the purposes of using an Electronic Signature, the parties authorize each other to the lawful processing of personal data of the signers for contract performance and their legitimate interests including contract management.

[Signatures Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the day and year first above written.
    FERGUSON RECEIVABLES, LLC, as Seller

    By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Treasurer

FERGUSON ENTERPRISES, LLC, as an
Originator and Servicer

    By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Assistant Treasurer

FERGUSON FIRE & FABRICATION, INC., as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Assistant Treasurer

DBS HOLDINGS, INC., as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Assistant Treasurer

HP PRODUCTS CORPORATION, as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
    Title: Assistant Treasurer

ENERGY & PROCESS CORPORATION, as an Originator

By: /s/ Brenda L. Crowder
    Name: Brenda L. Crowder
        Title: Assistant Treasurer

FERGUSON PLC, as Parent

By: /s/ William S. Brundage
    Name: William S. Brundage
    Title: Chief Financial Officer

    ROYAL BANK OF CANADA, as a Committed Purchaser, a Facility Agent and Administrative Agent

    By: /s/ Veronica L. Gallagher
    Name: Veronica L. Gallagher
        Title: Authorized Signatory

THUNDER BAY FUNDING, LLC, as a Conduit Purchaser
By: Royal Bank of Canada, is Attorney-in-Fact

    By: /s/ Veronica L. Gallagher
    Name: Veronica L. Gallagher
    Title: Authorized Signatory

TRUIST BANK, as a Committed Purchaser and a Facility Agent

    By: /s/ Jason Meyer
    Name: Jason Meyer
    Title: Managing Director

GTA FUNDING LLC, as a Conduit Purchaser

By: /s/ Kevin J. Corrigan
    Name: Kevin J. Corrigan
    Title: Vice President

RELIANT TRUST, as a Conduit Purchaser
By: Computershare Trust Company of Canada, in its capacity as trustee of Reliant Trust, by its U.S. Financial Services Agent,
    The Toronto-Dominion Bank

By: /s/ Luna Mills
    Name: Luna Mills
    Title: Managing Director

THE TORONTO-DOMINION BANK, as a Committed Purchaser and a Facility Agent

By: /s/ Luna Mills
    Name: Luna Mills
    Title: Managing Director

SMBC NIKKO SECURITIES AMERICA, INC., as a Facility Agent

    By: /s/ Yukimi Konno
    Name: Yukimi Konno
    Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION, as a Committed Purchaser

    By: /s/ Jun Ashley
    Name: Jun Ashley
        Title: Director

PNC BANK, NATIONAL ASSOCIATION, as a Committed Purchaser, the Swinglline Purchaser and a Facility Agent

    By: /s/ Eric Bruno
    Name: Eric Bruno
    Title: Senior Vice President

STARBIRD FUNDING CORPORATION, as a Conduit Purchaser

By:    /s/ David V. DeAngelis
    Name: David V. DeAngelis
    Title: Vice President

BNP PARIBAS, as a Committed Purchaser and a Facility Agent

By:    /s/ Advait Joshi
    Name: Advait Joshi
    Title: Director

By:    /s/ Chris Fukuoka
    Name: Chris Fukuoka
    Title: Director

Attachment I

Schedule of
Depositary Banks,
Accounts and
Lockboxes
(As of February 10, 2023)

Concentration Account, Lockbox Accounts, Depositary Accounts and Lockboxes

S-II-1

Blocked Local Accounts

S-II-2